UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

331 Newman Springs Road Building 1, Suite 104 Red Bank, New Jersey	07701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐☐☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐☐☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐☐☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

PNC Bank Revolving Credit Facility

On September 20, 2013, we entered into a Revolving Credit and Security Agreement with PNC Bank, National Association, as agent and a lender, and each of our subsidiaries, as borrowers or guarantors as the case may be (the “Credit Agreement”). The Credit Agreement provides us with a revolving credit facility in a principal amount of up to $10,000,000, subject to a borrowing base, and the consent of MidMarket Capital Partners LLC (“MidMarket”), each as further described below (the “PNC Facility”). The PNC Facility is secured by substantially all of our assets and the assets of our subsidiaries, including a pledge of the equity interests of our subsidiaries pursuant to a pledge agreement (the “Pledge Agreement”). The maturity date of the PNC Facility is June 17, 2014, provided that if our Loan and Security Agreement with MidMarket, as agent for the lenders, as amended (the “MidMarket Loan Agreement”), is extended to a date on or after September 17, 2017, or such loan is refinanced by a qualifying senior credit facility having a maturity date on or after September 17, 2017, the maturity date of the PNC Facility will be extended to September 17, 2017.

Interest on advances will be payable in arrears on the first day of each month with respect to Domestic Rate Loans (as defined in the Credit Agreement) and, with respect to LIBOR Rate Loans (as defined in the Credit Agreement), at the end of each Interest Period (as defined in the Credit Agreement), provided that all accrued and unpaid interest shall be due and payable at the end of the term of the PNC Facility. Interest charges will be computed on the greater of (x) $5,000,000 or (y) the actual principal amount of advances outstanding during the month at a rate per annum equal to, (i) in the case of Domestic Rate Loans, an interest rate per annum equal to the sum of the Alternate Base Rate (as defined in the Credit Agreement) plus 0.50% per annum, or (ii) in the case of LIBOR Rate Loans, the LIBOR rate plus 2.75% per annum.  Prior to each advance we have the option of making such advance a Domestic Rate Loan or a LIBOR Rate Loan.

The loans are subject to a borrowing base equal to the sum of (a) 88% of our Eligible Accounts Receivable (as defined in the Credit Agreement), plus (b) the lesser of (i) 65% of our Eligible Milestone Receivables (as defined in the Credit Agreement) and (ii) $500,000, minus (c) the aggregate maximum undrawn amount of all outstanding letters of credit under the PNC Facility, and minus (d) $2,500,000 (prior to the release of the availability block).  Initially, the borrowing base is reduced by a $2,500,00 availability block, which may be eliminated on September 30, 2014 if we meet certain financial conditions and are not in default under the PNC Facility. Additionally, the amount that may be initially advanced under the PNC Facility is limited to $390,000 by the amendment to the MidMarket Loan Agreement described below.

The Credit Agreement contains customary representations, warranties, covenants and events of default, including, but not limited to financial covenants requiring a minimum fixed charge coverage ratio and minimum earnings before interest, taxes, depreciation and amortization (EBITDA).

Copies of the Credit Agreement and the Pledge Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Third Amendment to MidMarket Loan Agreement

In connection with entering into the PNC Facility, on September 23, 2013 we also entered into a Third Amendment and Consent to the MidMarket Loan Agreement dated as of September 20, 2013 (the “Third Amendment”).  Prior to the Third Amendment, pursuant to the MidMarket Loan Agreement, as amended, we received (i) a term loan in the amount of $13,000,000 (the “Initial Term Loan”), due September 17, 2017, provided that if we failed to raise $30,000,000 in a public offering (the “Required Offering”) by March 17, 2014, such Initial Term Loan would mature on June 17, 2014, and (ii) an additional term loan in the amount of $2,000,000 (the “First Additional Term Loan”) due November 13, 2013.

Pursuant to the Third Amendment, MidMarket consented to the PNC Facility and permitted us to incur indebtedness under the PNC Facility in an amount up to $390,000.  Additionally, pursuant to the Third Amendment, the gross proceeds required to be raised in the Required Offering was reduced to $20,000,000.

The Third Amendment further provides that upon our consummation of a public offering for gross proceeds of not less than $20,000,000, the payment to MidMarket of a $120,000 transaction and the satisfaction certain other conditions precedent, MidMarket will consent to the incurrence of up to $10,000,000 under the PNC Facility, and the MidMarket Loan Agreement will be further amended to, among other things, (i) provide us an additional term loan in the amount of $2,500,000 (the “Second Additional Term Loan”), which term loan will be due on the one year anniversary of the closing of such Second Additional Term Loan; (ii) extend the maturity date of the First Additional Term Loan to the one-year anniversary of the closing of such Second Additional Term Loan, provided that an installment of $500,000 will be payable under the First Additional Term Loan on November 13, 2013; and (iii) allow us to use the proceeds of the Second Additional Term Loan to repay existing indebtedness under outstanding notes payable to ICG USA LLC and to redeem up to $1,500,000 of our Series F Preferred Stock.

A copy of the Third Amendment is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Revolving Credit and Security Agreement, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, ADEX Puerto Rico LLC, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Engineering LLC, Rives-Monteiro Leasing, LLC, Environmental Remediation and Financial Services, LLC, the financial institutions party thereto and PNC Bank, National Association, as agent.

10.2	Pledge Agreement, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation and PNC Bank, National Association, as agent.

10.3
Third Amendment and Consent, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, AW Solutions, Inc., LLC, T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Leasing, LLC, and Environmental Remediation and Financial Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2013	INTERCLOUD SYSTEMS, INC.

	By:	/s/ Mark E. Munro
		Name:	Mark E. Munro
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Revolving Credit and Security Agreement, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, ADEX Puerto Rico LLC, AW Solutions, Inc., AW Solutions Puerto Rico, LLC, T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Engineering LLC, Rives-Monteiro Leasing, LLC, Environmental Remediation and Financial Services, LLC, the financial institutions party thereto and PNC Bank, National Association, as agent.

10.2	Pledge Agreement, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation and PNC Bank, National Association, as agent.

10.3
Third Amendment and Consent, dated as of September 20, 2013, by and among InterCloud Systems, Inc., ADEX Corporation, AW Solutions, Inc., LLC, T N S, Inc., ADEXCOMM Corporation, Tropical Communications, Inc., Rives-Monteiro Leasing, LLC, and Environmental Remediation and Financial Services, LLC.